-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-64845) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 3
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 6

                        VANGUARD WHITEHALL FUNDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is requested that this filing become effective on February 11, 1998 pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. We filed our Rule 24f-2 for the year ended October 31, 1997, on January 29, 1998.

-------------------------------------------------------------------------------
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

                         VANGUARD WHITEHALL FUNDS, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Highlights
  Item 3.    Condensed Financial Information....... N/A
  Item 4.    General Description of Registrant..... Investment Strategy;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Management of the Fund;
                                                    The Portfolio and Vanguard
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1997 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on December 29, 1997
  Item 6.    Capital Stock and Other Securities.... Investing with Vanguard;
                                                    Buying Shares; Redeeming
                                                    Shares; Share Price;
                                                    Dividends, Capital Gains,
                                                    and Taxes; General
                                                    Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Investing in
                                                    Vanguard; Buying Shares
  Item 8.    Redemption or Repurchase.............. Redeeming Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Objectives and
                                                    Policies
  Item 13.   Investment Objective and Policies..... Investment Objectives and
                                                    Policies; Investment
                                                    Limitations
  Item 14.   Management of the Registrant.......... Management of the Fund
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 16.   Investment Advisory and Other
             Services.............................. Management of the Fund
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... Financial Statement
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculation of Performance Data....... Yield and Total Return
  Item 23.   Financial Statements.................. Financial Statement

                                Vanguard
                                Selected Value
                                Portfolio

                                Prospectus
                                February 11, 1998

A Portfolio of Vanguard
Whitehall Funds

This prospectus                 [ARTWORK OF A SHIP APPEARS HERE]
contains data for the
Portfolio through the
fiscal year ended
October 31, 1997.


                                A member of
                                THE Vanguard Group (R)

Vanguard Selected Value Portfolio       A Value Stock Mutual Fund

Contents

Portfolio Profile       1

Portfolio Expenses      2

Financial Highlights    3

A Word About Risk       4

The Portfolio's
Objective               4

Who Should Invest       4

Investment Strategy     5

Investment Policies     7

Investment Limitations  8

Investment
Performance             8

Share Price             9

Dividends, Capital
Gains, and Taxes        9

The Portfolio and
Vanguard               10

Investment Adviser     10

General Information    11

Investing
with Vanguard          12

Services and
Account Features       12

Types of Accounts      13

Distribution Options   14

Buying Shares          15

Redeeming Shares       16

Transferring
Registration           19

Portfolio and
Account Updates        19

Glossary        Inside Back Cover

Investment Objective and Policies

Vanguard Selected Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Whitehall Funds, Inc. (the "Fund"), an open-end investment company.

  The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-sized U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

  It is important to note that the Portfolio's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Portfolio.

Fees and Expenses

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

Additional Information About the Portfolio

A Statement of Additional Information (dated February 11, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategy of the Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.




These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Profile                             Vanguard Selected Value Portfolio

Who Should Invest (page 4)

[] Investors seeking a stock mutual fund that emphasizes undervalued, medium-sized companies as part of a balanced and diversified investment program.

[] Investors seeking growth of their capital and income over the long term--at least five years.

Who Should Not Invest

[]   Investors seeking a significant amount of current dividend income.

[]   Investors unwilling to accept significant fluctuations in share price.

Risks of the Portfolio (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a mid-cap value stock fund, to objective risk (the chance that returns from value stocks or stocks of medium-sized companies will trail returns from the overall stock market).

Dividends and Capital Gains (page 9)
Paid annually in December.

Investment Adviser (page 10)
Barrow, Hanley, Mewhinney & Strauss, Inc.,
Dallas, Texas.

Inception Date: February 15, 1996

Net Assets as of 10/31/1997: $190 million

Portfolio's Expense Ratio
for the Period Ended 10/31/1997: 0.74%

Loads, 12b-1 Marketing Fees: None

Suitable for IRAs: Yes

Minimum Initial Investment: $3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation: SelValu

Vanguard Fund Number: 934

CUSIP Number: 921946109

Quotron Symbol: VASVX.Q

Account Features (page 12)
[]  Telephone Redemption
[]  Vanguard Direct Deposit Service(TM)
[]  Vanguard Automatic Exchange Servicesm
[]  Vanguard Fund Express(R)
[]  Vanguard Dividend Express(sm)

Total Returns--
Period Ended October 31, 1997


                                                   Since
                                      1 Year    Inception*
                                      --------------------
Selected Value Portfolio               30.9%      17.6%
Russell Midcap Stock Index             28.8       21.5


*2/15/1996.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                                 Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Portfolio's expense ratio in fiscal year 1997 was 0.74%, or $7.40 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Portfolio Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.
  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:


Shareholder Transaction Expenses
Sales Load Imposed on Purchases:                                 None
Sales Load Imposed on Reinvested Dividends:                      None
Redemption Fees:                                                 None
Exchange Fees:                                                   None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.


Annual Portfolio Operating Expenses
Management and Administrative Expenses:                          0.34%
Investment Advisory Expenses:                                    0.33%
12b-1 Marketing Fees:                                            None
Other Expenses
  Marketing and Distribution Costs:                       0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):         0.05%
                                                          -----
Total Other Expenses:                                            0.07%
                                                                 -----
  Total Operating Expenses (Expense Ratio):                      0.74%
                                                                 =====

  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.


            ----------------------------------------------------
             1 Year       3 Years       5 Years        10 Years
            ----------------------------------------------------
               $8           $24           $41             $92
            ----------------------------------------------------

This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Portfolio for the period February 15, 1996, (the Portfolio's inception date), through October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.


--------------------------------------------------------------------------------------------------
                                                                  Year Ended           Feb. 15*-
                                                               Oct. 31, 1997       Oct. 31, 1996
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.07              $10.00
                                                               -----------------------------------
Investment Operations
  Net Investment Income                                                  .06                 .04
  Net Realized and Unrealized Gain (Loss) on Investments                3.02                 .03
                                                               -----------------------------------
     Total from Investment Operations                                   3.08                 .07
--------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                                  (.06)                 --
  Distributions from Realized Capital Gains                             (.11)                 --
                                                               -----------------------------------
     Total Distributions                                                (.17)                 --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $12.98              $10.07
==================================================================================================
Total Return                                                          30.92%               0.70%
==================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                    $190                 $93
Ratio of Expenses to Average Net Assets                                0.74%             0.75%**
Ratio of Net Investment Income to Average Net Assets                   0.60%             0.75%**
Portfolio Turnover Rate                                                  32%                 25%
Average Commission Rate Paid                                          $.0569              $.0537
--------------------------------------------------------------------------------------------------
*  Inception date.
** Annualized.
--------------------------------------------------------------------------------------------------

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                            How to Read the Financial
                                Highlights Table

Vanguard Selected Value Portfolio began fiscal year 1997 with a net asset value (price) of $10.07 per share. As of October 31, 1997, the Portfolio earned $0.06 per share from investment income (interest and dividends) and $3.02 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $3.08 per share, of which $0.17 was returned to shareholders in the form of distributions ($0.06 in dividends, $0.11 in capital gains). The earnings ($3.08 per share) resulted in a share price of $12.98 on October 31, 1997, an increase of $2.91 per share (from $10.07 at the beginning of the period to $12.98 at the end of the period). Total return from the Selected Value Portfolio was 30.92% for the period.

  As of October 31, 1997, the Portfolio had $190 million in net assets; an expense ratio of 0.74% ($7.40 per $1,000 of net assets); and net investment income amounting to 0.60% of its average net assets.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                Value Funds and
                                 Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.



                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                          Investing for the Long Term

Vanguard Selected Value Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

================================================================================

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Selected Value Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

  Look for this "warning flag" symbol [ARTWORK OF A FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

================================================================================

The Portfolio's Objective

The Portfolio seeks to provide long-term growth of capital and income. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so. Dividend income is not a main objective.

[ARTWORK OF A FLAG APPEARS HERE]
    Because of the several types of risk described on the following pages, your investment in the Portfolio, as with any investment in common stocks, could lose money.

Who Should Invest

The Portfolio may be a suitable investment for you if:

[] You wish to add a stock fund that emphasizes undervalued, medium-sized companies to your existing holdings, which could include other stock--as well as bond, money market, and tax- exempt--investments.

[]  You are seeking growth of capital over the long term--at least five years.

[] You are not looking for significant levels of current income from dividends or interest.

[]  You characterize your investment temperament as "moderately aggressive."

    This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

[] The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard Funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

[] There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the Investing with Vanguard section).

[]  The Portfolio reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how the investment adviser pursues the Portfolio's objective of long-term growth of capital. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.

Market Exposure

The Portfolio invests chiefly in mid-cap common stocks with low prices in relation to corporate earnings and book value.

[ARTWORK OF A FLAG APPEARS HERE]
    The Portfolio is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


---------------------------------------------------------------------------
                   U.S. Stock Market Returns (1926-1997)
---------------------------------------------------------------------------
                    1 Year        5 Years        10 Years        20 Years
---------------------------------------------------------------------------
Best                 53.9%         23.9%          20.1%           16.9%
Worst               -43.3         -12.5           -0.9             3.1
Average              13.0          10.5           10.9            10.9
---------------------------------------------------------------------------

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Large-Cap, Mid-Cap,
                             and Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                           Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

  Finally, the Selected Value Portfolio emphasizes stocks of medium-sized companies, but will also include stocks of small as well as large companies. At all times, however, the majority of the Portfolio's assets will be invested in medium-sized companies. Mid and small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because the Selected Value Portfolio does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

[ARTWORK OF A FLAG APPEARS HERE]
    The Portfolio is subject to objective risk, which is the possibility that returns from mid-cap stocks or value stocks will trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative under-performance and outperformance in comparison to common stocks in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), adviser to the Portfolio, seeks out what it considers to be undervalued medium-sized companies through extensive research and meetings with company management. According to BHM&S, a company is considered undervalued if its earnings potential is not reflected in its stock's share price. These stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its share price reflects the company's underlying value.

  The top ten holdings (which amounted to about 45% of the Portfolio's net assets) as of October 31, 1997, follow:

   1.  Canandaigua Brands, Inc.
   2.  Silicon Valley Group, Inc.
   3.  Mentor Graphics Corp.
   4.  Raychem Corp.
   5.  Valassis Communications, Inc.
   6.  Ferro Corp.
   7.  Kirby Corp.
   8.  Atlas Air, Inc.
   9.  Lear Corp.
  10.  Vastar Resources, Inc.

    Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

    The Portfolio is run by BHM&S according to traditional methods of active investment management, which means securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[ARTWORK OF A FLAG APPEARS HERE]
      The Portfolio is subject to manager risk, which is the possibility that BHM&S may do a poor job of selecting stocks.

Portfolio Turnover

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate is expected to be about 30%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

Investment Policies

Besides investing in common stocks of medium-sized companies, the Portfolio may follow a number of investment policies to achieve its objective.

[ARTWORK OF A FLAG APPEARS HERE]
      The Portfolio reserves the right to invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. However, using derivatives is not a standard part of the adviser's approach to investing.

    Futures and options contracts are the only derivatives, if any, that the Portfolio will use. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.
    The reasons for which the Portfolio may use futures and options are:

[ ] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.




                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                  Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


[] To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

[] To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.

    The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

Investment Limitations

The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:

[] Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

[]  Invest more than 25% of its assets in any one industry.

[] Borrow money, except for temporary or emergency purposes; the total outstanding borrowings cannot exceed 10% of the value of the Portfolio's net assets.
    With respect to 75% of its assets, this Portfolio will not:

[]  Invest more than 5% in the securities of any one company.

[] Buy more than 10% of the outstanding voting securities of any company. A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

Investment Performance

Vanguard Selected Value Portfolio invests primarily in common stocks, so its performance is somewhat correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                         For Periods Ended 10/31/1997
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                                                    Since Portfolio's
                                                        Inception
                                       1 Year          (2/15/1996)
                                       ------       -----------------
     Selected Value Portfolio           30.9%              17.6%
     Russell Midcap Stock Index         28.8%              21.5%

Share Price

The Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                         Total Assets  -  Liabilities
  Net Asset Value   =  ---------------------------------
                         Number of Shares Outstanding

  Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

  The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is SelValu.

Dividends, Capital Gains, and Taxes

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.

  You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically reinvested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Each year Vanguard will send you a statement showing the tax status of all your distributions.

[] The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term gains may be taxed at different rates, depending on how long the Portfolio held the securities. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.

[] If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              "Buying a Dividend"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example, on December 15 you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Vanguard's Unique
                              Corporate Structure

The Vanguard Group, Inc., is the only mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


[] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

    The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Portfolio.

The Portfolio and Vanguard

The Portfolio is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Portfolio's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

The Portfolio employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, as its investment adviser. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S manages the Portfolio subject to the control of the Directors and officers of the Portfolio.

  Each quarter, BHM&S is paid an advisory fee based on average month-end net assets of the Portfolio and a sliding percentage scale:


           -------------------------------------------------
           Assets Managed                          Basic Fee
           -------------------------------------------------
           First $100 million                        0.40%
           Next $200 million                         0.35
           Next $300 million                         0.25
           Next $400 million                         0.20
           Assets over $1 billion                    0.15
           -------------------------------------------------

  The base fee may be increased or decreased, depending on the Portfolio's 36-month cumulative total return performance compared to that of the Russell Midcap Index, a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States. Under the fee schedule, BHM&S's fee may be increased or decreased by as much as 50%.

  The incentive/penalty fee structure will not be in full operation until the quarter ending April 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

  For the fiscal year ended October 31, 1997, the net fee paid to BHM&S was $424,000, after a decrease of $93,000 based on performance.

  The agreement authorizes BHM&S to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs BHM&S to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, BHM&S may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Portfolio. However, BHM&S will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

  The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

General Information

The Selected Value Portfolio is a Portfolio of Vanguard Whitehall Funds, Inc., which is a corporation organized under the laws of the state of Maryland.

  Shareholders of the Selected Value Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            The Portfolio's Adviser

Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory firm founded in 1979, manages more than $27 billion in stock and bond portfolios for a limited number of institutional clients. BHM&S has managed the majority of the assets for Vanguard/Windsor II since 1985. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Portfolio are:

  James S. McClure, Principal at BHM&S; has worked in investment management since 1974; B.A. and M.B.A., University of Texas. From 1990 through July 1995, he was senior portfolio manager of the Goldman Sachs Capital Growth Fund.

  John P. Harloe, Principal at BHM&S; has worked in investment management since 1975; B.A. and M.B.A., University of South Carolina. From 1986 through July 1995, he was equity portfolio manager at Sterling Capital Management.

  The two managers spent about ten years together collectively at American National Insurance Company (1976-1979), American Capital Management & Research (1979-1982), and Oppenheimer Management Corp., Inc (1982-1986).

"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard Selected Value Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [ARTWORK APPEARS HERE]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

Telephone Redemptions             Automatically set up for this Portfolio unless you notify us otherwise.
(Sales and Exchanges)


Vanguard Direct Deposit           Automatic method for depositing your paycheck or U.S. government
Service                           payment (including Social Security and government pension checks)
[ARTWORK OF BOOK APPEARS HERE]    into your account.

Vanguard Automatic Exchange       Automatic method for moving a fixed amount of money from one
Service                           Vanguard fund account to another.(*)
[ARTWORK OF BOOK APPEARS HERE]

Vanguard Fund Express             Electronic method for buying or selling
[ARTWORK OF BOOK APPEARS HERE]    shares. You can transfer money between your
                                  Vanguard fund account and an account at your
                                  bank, savings and loan, or credit union on a
                                  systematic schedule or whenever you wish.(*)

Vanguard Dividend Express         Electronic method for transferring dividend
[ARTWORK OF BOOK APPEARS HERE]    and/or capital gains distributions directly
                                  from your Vanguard fund account to your bank,
                                  savings and loan, or credit union account.

Vanguard Brokerage Services VBS   A cost-effective way to trade stocks, bonds,
                                  and options on major exchanges, Nasdaq, and
[ARTWORK OF BOOK APPEARS HERE]    other domestic over-the-counter markets at
                                  reduced rates, and to buy and sell shares of
                                  non-Vanguard mutual funds. Call VBS (1-800-992-
                                  8327) for additional information and the
                                  appropriate forms.


*Can be used to "dollar-cost average" [ARTWORK OF BOOK APPEARS HERE] or to contribute to an IRA or other retirement plan.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Types of Accounts

Individual or Other Entity
Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

For One or More People               To open an account in the name of one
                                     (individual) or more (joint tenants)
                                     people. $3,000 minimum initial investment.

For a Minor Child                    To open an account as an UGMA/UTMA (Uniform
[ARTWORK OF BOOK APPEARS HERE]       Gifts/Transfers to Minors Act). Age of
                                     majority and other requirements are set by
                                     state law. $1,000 minimum initial
                                     investment.

For Holding Trust Assets             To invest assets held in an existing trust.
[ARTWORK OF BOOK APPEARS HERE]       $3,000 minimum initial investment.

For Third-Party Trustee              To open an account as a retirement trust or
Retirement Investments               plan based on an existing corporate or
(Vanguard is not the custodian       institutional plan. These accounts are
or trustee.)                         established by the custodian or trustee of
                                     the existing plan. $1,000 minimum initial
                                     investment.

For an Organization                  To open an account as a corporation,
                                     partnership, or other entity. These
                                     accounts may require a corporate resolution
                                     or other documents to name the individuals
                                     authorized to act. $3,000 minimum initial
                                     investment.


Retirement
You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. You may also need to provide additional documentation. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

For an Individual Retirement         To open a retirement account in the name of
Account (IRA)                        an individual. IRAs can be established with
(Vanguard Fiduciary Trust            a contribution, a direct rollover from an
Company is the custodian.)           employer's plan, such as a 401(k), or an
                                     asset transfer or rollover from another
                                     financial institution such as a bank or
                                     mutual fund company. $1,000 minimum initial
                                     investment.

For a Simplified Employee            To open a retirement account in the name of an
Pension Plan Account (SEP-IRA)       employee. SEPs allow employers to make deductible
(Vanguard Fiduciary Trust            contributions directly to IRAs established by their
Company is the custodian.)           employees. A SEP can be established by people who are
1-800-823-7412                       self-employed, small-business owners, partnerships, or corporations.
Individual Retirement Plans


--------------------------------------------------------------------------------
                     Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


Types of Accounts (continued)

For a Savings Incentive Match           To open a retirement account in the name of an employee. Created as
Plan for Employees Account              part of the Small Business Job Protection Act of 1996, SIMPLEs
(SIMPLE IRA)                            replace SAR-SEPs. SIMPLEs are exclusively for employers that had
(Vanguard Fiduciary Trust               100 or fewer employees in the most recent calendar year and that do
Company is the custodian.)              not maintain another employer-sponsored retirement plan.
1-800-823-7412                          SIMPLEs can be established by people who are self-employed,
Individual Retirement Plans             small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or non- matching contributions from the employer.

For a Qualified Retirement              To open a retirement account that allows small-business owners or
Program Account                         people who are self-employed to make tax-deductible retirement con-
(Vanguard Fiduciary Trust               tributions for themselves and their employees into Profit-Sharing and
Company can be the trustee.)            Money Purchase Pension (Keogh) plans.
1-800-823-7412
Individual Retirement Plans

For a 403(b)(7) Custodial Account       To open a retirement account that allows employees of tax-exempt
(Vanguard Fiduciary Trust               institutions (for example, schools or hospitals) to make pretax
Company is the custodian.)              retirement contributions.
1-800-823-7412
Individual Retirement Plans


Distribution Options

You can receive distributions of dividends and/or capital gains in a number of ways:
Reinvestment                      Dividends and capital gains are reinvested in
                                  additional shares of the Portfolio unless you
                                  request a different distribution method.

Dividends in Cash                 Dividends are paid by check and mailed to your
                                  account's address of record, and capital gains
                                  are reinvested in additional shares of the
                                  Portfolio.

Capital Gains in Cash             Capital gains distributions are paid by check
                                  and mailed to your account's address of
                                  record, and dividends are reinvested in
                                  additional shares of the Fund.

Dividends and Capital Gains       Both dividends and capital gains distributions
in Cash                           are paid by check and mailed to your account's
                                  address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.



                                     Open A New Account                      Add To An Existing Account
Minimum Investment                   $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                                     (IRAs and custodial accounts for        by wire.
                                     minors).

By Mail                              Complete and sign the application       Mail your check with an Invest-
[ARTWORK OF ENVELOPE                 form.                                   By-Mail form detached from
 APPEARS HERE]                                                               your confirmation statement to
First-class mail to:                                                         the address listed on the form.
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600          Make your check payable to:             Make your check payable to:
                                     The Vanguard Group-934                  The Vanguard Group-934

Express or Registered mail to:       All purchases must be made in           All purchases must be made in
The Vanguard Group                   U.S. dollars, and checks must be        U.S. dollars, and checks must be
455 Devon Park Drive                 drawn on U.S. banks.                    drawn on U.S. banks.
Wayne, PA 19087-1815

Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

By Telephone                         Call Vanguard Tele-Account*  24         Call Vanguard Tele-Account*  24
[ARTWORK OF PHONE                    hours a day--or Client Services         hours a day--or Client Services
 APPEARS HERE]                       during business hours--to ex-           during business hours--to ex-
1-800-662-6273                       change from another Vanguard            change from another Vanguard
Vanguard Tele-Account(R)             fund account with the same reg-         fund account with the same reg-
                                     istration (name, address, taxpayer      istration (name, address, taxpayer
1-800-662-2739                       I.D., and account type).                I.D., and account type).
Client Services

                                                                             Use Vanguard Fund Express (see
                                                                             "Services and Account Features") to
                                                                             transfer assets from your bank
                                                                             account. Call Client Services before
                                                                             your first use to verify that this
                                                                             option is in place.

                                     *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

Important Note: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                        Client Services 1-800-662-2739
                         Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------

Buying Shares (continued)

By Wire                                 Call Client Services to arrange             Call Client Services to arrange
[ARTWORK OF SOUND WAVE                  your wire transaction.                      your wire transaction.
 APPEARS HERE]
Wire to:
CoreStates Bank, N.A.                   Wire transactions are not available         Wire transactions are not available
ABA 031000011                           for retirement accounts, except for         for retirement accounts, except for
CoreStates No. 0101 9897                asset transfers and direct rollovers.       asset transfers and direct rollovers.
[Temporary Account Number]
Vanguard Selected Value Portfolio
[Account Registration]
Attention: Vanguard

Automatically                                                                       Vanguard offers a variety of ways
[ARTWORK OF FLOW CIRCLE                                   --                        that you can add to your account
 APPEARS HERE]                                                                      automatically. See "Services and
                                                                                    Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

Important Note: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

Redeeming Shares

Important Tax Note: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

 [X] Portfolio name.
 [X] 10-digit account number.
 [X] Name and address exactly as registered on that account.
 [X] Social Security or employer identification number as registered on that account.

  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

  If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


How to Sell Shares

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

  Good order means that the request includes:

  [X] Portfolio name and account number.
  [X] Amount of the transaction (in dollars or shares).
  [X] Signatures of all owners exactly as registered on the account.
  [X] Signature guarantees (if required).
  [X] Any supporting legal documentation that may be required.
  [X] Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Portfolio will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once received in writing or by telephone.

  The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

 Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

How to Exchange Shares

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard Funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------


Redeeming Shares (continued)


Selling or Exchanging Shares            Account Type
By Telephone                            All Types Except Retirement:
[ART WORK OF PHONE                      Call Vanguard Tele-Account(*) 24 hours a
 APPEARS HERE]                          day--or Client Services during business
1-800-662-6273                          hours--to sell or exchange shares. You
Vanguard Tele-Account(R)                can exchange shares from this Portfolio
                                        to open an account in another Vanguard
                                        fund or to add to an existing Vanguard
                                        fund account with an identical
                                        registration.
1-800-662-2739
Client Services                         Retirement:

                                        You can exchange--but not sell--shares
                                        by calling Tele-Account or Client
                                        Services.

                                        *You must obtain a Personal
                                        Identification Number through Tele-
                                        Account at least seven days before you
                                        request your first redemption.

By Mail                                 All Types Except Retirement:
                                        Send a letter of instruction signed by
[ART WORK OF ENVELOPE                   all registered account holders. Include
 APPEARS HERE]                          the portfolio name and account number
                                        and (if you are selling) a dollar amount
First-class mail to:                    or number of shares OR (if you are
The Vanguard Group                      exchanging) the name of the fund you
Vanguard Selected Value Portfolio       want to exchange into and a dollar
P.O. Box 1120                           amount or number of shares. In order to
Valley Forge, PA 19482-1120             exchange into an account with a
                                        different registration (including a
                                        different name, address, or taxpayer
                                        identification number), you must include
                                        the guaranteed signatures of all current
                                        account owners on your written
Express or Registered mail to:          instructions.
The Vanguard Group
Vanguard Selected Value Portfolio       Retirement:
455 Devon Park Drive                    For information on how to request
Wayne, PA 19087-1815                    distributions from:
                                        . IRAs--call Client Services.
                                        . SEP-IRAs, 403(b)(7) custodial
                                          accounts, SIMPLE IRAs, and Profit-
                                          Sharing and Money Purchase Pension
                                          (Keogh) Plans--call Individual
                                          Retirement Plans at 1-800-823-7412.
                                        Depending on your account registration
                                        type, additional documentation may be
                                        required.

Exchanging Shares Online                You may use your personal computer to
[ARTWORK OF COMPUTER                    exchange shares of most Vanguard funds
 APPEARS HERE]                          by accessing our website
                                        (www.vanguard.com). To establish this
                                        service for your account, you must first
                                        register through the website. We will
                                        then send to you, by mail, an account
                                        access password that will enable you to
                                        make online exchanges.

                                        The Vanguard funds that you cannot
                                        purchase or sell through online exchange are Vanguard Index Trust, Vanguard
                                        Balanced Index Fund, Vanguard
                                        International Equity Index Fund,
                                        Vanguard REIT Index Portfolio, Vanguard
                                        Growth and Income Portfolio (formerly
                                        known as Vanguard Quantitative
                                        Portfolios), and Vanguard Total
                                        International Portfolio. These funds do
                                        permit online exchanges within IRAs and
                                        other retirement accounts.

Automatically                           All Types Except Retirement:
[ARTWORK OF CIRCLE OF                   Vanguard offers several ways to sell or
 ARROWS APPEARS HERE]                   exchange shares automatically (see
                                        "Services and Account Features"). Call
                                        Investor Information for the appropriate
                                        booklet and application if you did not
                                        elect a feature when you opened your
                                        account.


--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273
--------------------------------------------------------------------------------



    It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.

                        A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


Transferring Registration

How to Transfer Shares

You may transfer the registration of your Portfolio shares to another owner by completing a transfer form and sending it to: The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110, Attention: Transfer Department.


Portfolio and Account Updates

Statements and Reports

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Selected Value Portfolio account throughout the year, as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Portfolio's holdings, and other financial statements.

Confirmation Statement       Sent each time you buy, sell, or exchange shares;
                             confirms the trade date and the amount of your transaction.

Portfolio Summary            Mailed quarterly; shows the market value of your
[ARTWORK OF BOOK             account at the close of the statement period, as
 APPEARS HERE]               well as distributions, purchases, sales, and
                             exchanges for the current calendar year.

Fund Financial Reports       Mailed in June and December for this Portfolio.

Tax Statements               Generally mailed in January; report previous year's
                             dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

Average Cost Statement       Issued quarterly for most taxable accounts
[ARTWORK OF BOOK             (accompanies your Portfolio Summary); shows the
 APPEARS HERE]               average cost of shares that you redeemed during the
                             calendar year, using the Average Cost Single
                             Category method.

--------------------------------------------------------------------------------
                      Investor Information 1-800-662-7447
                        Client Services 1-800-662-2739
                          Tele-Account 1800-662-6273
--------------------------------------------------------------------------------


Portfolio and Account Updates (continued)

Automated Telephone Access

Vanguard Tele-Account(R)     Toll-free access to Vanguard fund and account
1-800-662-6273               information--as well as some transactions--through
Any time, seven days a       any Touch-Tone(TM) telephone. Tele-Account
from anywhere in the         provides total return, share price, price change,
continental United States    and yield quotations for Vanguard funds; gives your
and Canada.                  account balances and history (e.g., last trans-
[ARTWORK OF BOOK             action, latest dividend distribution); and allows
 APPEARS HERE]               you to sell or exchange fund shares.

Computer Access

Vanguard Online(R)           Use your personal computer to learn more about
www.vanguard.com             Vanguard's funds and services; keep in touch with
                             your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions;
                             and ask questions, make suggestions and send messages to Vanguard.

                             Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create you own investment and retirement strategies.

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit,minus any realized losses.

Cash Reserves

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income

Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

Fixed-Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Growth Stock Fund

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

Investment Adviser

An organization that makes the day-to-day decisions regarding a portfolio's investments.

Mutual Fund

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Portfolio Diversification

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

Price/Earnings (P/E) Ratio

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal

The amount of your own money that you put into an investment.

Securities

Stocks, bonds, and other investment vehicles.

Total Return

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stock Fund

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced.

Volatility

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO OF THE VANGUARD GROUP APPEARS HERE]

Post Office Box 2600
Valley Forge, PA 19482



Investor Information
Department
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335
For information on our funds,
fund services, and retirement
accounts; requests for
literature

Client Services Department
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your
account, account transactions,
and account statements

Vanguard Brokerage
Services
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

Vanguard Tele-Account(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions

Electronic Access to the
Vanguard Mutual Fund
Education and Information
Center
World Wide Web
www.vanguard.com

E-mail
online@vanguard.com

(C) 1998 Vanguard Marketing
Corporation, Distributor

                               Vanguard
                               Selected Value
                               Portfolio

                               Institutional Prospectus
                               February 11, 1998

A Portfolio of Vanguard
Whitehall Funds

This prospectus contains financial data for the Portfolio through the fiscal year ended October 31, 1997.

[ARTWORK OF SHIP APPEARS HERE]

A member of
THE VANGUARD GROUP (R)

Vanguard Selected Value Portfolio                      A Value Stock Mutual Fund

Contents

Portfolio Profile                       1
Portfolio Expenses                      2
Financial Highlights                    3
A Word About Risk                       4
The Portfolio's Objective               4
Who Should Invest                       4
Investment Strategy                     5
Investment Policies                     7
Investment Limitations                  8
Investment Performance                  8
Share Price                             9
Dividends, Capital
Gains, and Taxes                        9
The Portfolio and Vanguard              9
Investment Adviser                     10
General Information                    11
Investing with Vanguard
[] For Plan Participants               12
[] For Other
   Institutional Investors             12
Accessing Portfolio
Information
By Computer                            13
Prospectus Postscript                  14
Risk Quiz                              15
An Investment Primer                   16
Glossary Inside Back Cover



Investment Objective and Policies

Vanguard Selected Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Whitehall Funds, Inc. (the "Fund"), an open-end investment company.

  The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-sized U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

  It is important to note that the Portfolio's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Portfolio.

Fees and Expenses

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

Important Note

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for individuals who would like to open a personal account--can be obtained by calling Vanguard at 1-800-662-7447.

Additional Information About the Portfolio

A Statement of Additional Information (dated February 11, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategy of the Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for your needs. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Profile                              Vanguard Selected Value Portfolio

Who Should Invest (page 4)

[] Investors seeking a stock mutual fund that emphasizes undervalued, medium-sized companies as part of a balanced and diversified investment program.

[] Investors seeking growth of their capital and income over the long term--at least five years.

Who Should Not Invest

[]  Investors seeking a significant amount of current dividend income.
[]  Investors unwilling to accept significant fluctuations in share price.

Risks of the Portfolio (pages 4-8)

The Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a mid-cap value stock fund, to objective risk (the chance that returns from value stocks or stocks of medium-sized companies will trail returns from the overall stock market).

Dividends and Capital Gains (page 9)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.

Investment Adviser (page 10)

Barrow, Hanley, Mewhinney & Strauss, Inc.,
Dallas, Texas.

Inception Date: February 15, 1996

Net Assets as of 10/31/1997: $190 million

Portfolio's Expense Ratio
for the Period Ended 10/31/1997: 0.74%

Newspaper Abbreviation: SelValu

Vanguard Fund Numbers: 9U (for plan
participants), 934 (for all other investors).

CUSIP Number: 921946109

Quotron Symbol: VASVX.Q

Total Returns--
Periods Ended October 31, 1997

                                                  Since
                                      1 Year    Inception*
                                      --------------------
Selected Value Portfolio               30.9%      17.6%
Russell Midcap Stock Index             28.8       21.5


* 2/15/1996.

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Portfolio's expense ratio in fiscal year 1997 was 0.74%, or $7.40 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

Portfolio Expenses

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.
  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:


Shareholder Transaction Expenses
Sales Load Imposed on Purchases:                               None
Sales Load Imposed on Reinvested Dividends:                    None
Redemption Fees:                                               None
Exchange Fees:                                                 None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.

Annual Portfolio Operating Expenses

Management and Administrative Expenses:                        0.34%
Investment Advisory Expenses:                                  0.33%
12b-1 Marketing Fees:                                           None
Other Expenses
  Marketing and Distribution Costs:                     0.02%
  Miscellaneous Expenses (e.g., Taxes, Auditing):       0.05%
                                                        -----
Total Other Expenses:                                          0.07%
  Total Operating Expenses (Expense Ratio):                    0.74%
                                                               =====


  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           ---------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
           ---------------------------------------------------
             $8            $24           $41           $92
           ---------------------------------------------------


This example should not be considered a representation of actual expenses or performance from the past or for the future, which may be higher or lower than those shown.

Financial Highlights

The following financial highlights table shows the results for a share outstanding of the Portfolio for the period February 15, 1996, (the Portfolio's inception date), through October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Portfolio's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by contacting Vanguard.

-------------------------------------------------------------------------------------------------
                                                                Year Ended            Feb. 15*-
                                                               Oct. 31, 1997        Oct. 31, 1996
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.07              $10.00
                                                               ----------------------------------
Investment Operations
  Net Investment Income                                              .06                 .04
  Net Realized and Unrealized Gain (Loss) on Investments            3.02                 .03
                                                               ----------------------------------
    Total from Investment Operations                                3.08                 .07
-------------------------------------------------------------------------------------------------
Distributions
Dividends from Net Investment Income                                (.06)                 --
Distributions from Realized Capital Gains                           (.11)                 --
                                                               ----------------------------------
Total Distributions                                                 (.17)                 --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $12.98              $10.07
=================================================================================================
Total Return                                                       30.92%              0.70%
=================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                $190                 $93
Ratio of Expenses to Average Net Assets                             0.74%            0.75%**
Ratio of Net Investment Income to Average Net Assets                0.60%            0.75%**
Portfolio Turnover Rate                                               32%                25%
Average Commission Rate Paid                                       $.0569             $.0537
-------------------------------------------------------------------------------------------------
*  Inception date
** Annualized.
-------------------------------------------------------------------------------------------------

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                              --------------------
                                PLAIN TALK ABOUT
                              --------------------

                            How to Read the Financial
                                Highlights Table

Vanguard Selected Value Portfolio began fiscal year 1997 with a net asset value (price) of $10.07 per share. As of October 31, 1997, the Portfolio earned $0.06 per share from investment income (interest and dividends) and $3.02 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $3.08 per share, of which $0.17 was returned to shareholders in the form of distributions ($0.06 in dividends, $0.11 in capital gains). The earnings ($3.08 per share) resulted in a share price of $12.98 on October 31, 1997, an increase of $2.91 per share (from $10.07 at the beginning of the period to $12.98 at the end of the period). Total return from the Selected Value Portfolio was 30.92% for the period. As of October 31, 1997, the Portfolio had $190 million in net assets; an expense ratio of 0.74% ($7.40 per $1,000 of net assets); and net investment income amounting to 0.60% of its average net assets.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                                 Value Funds and
                                  Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.


                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                          Investing for the Long Term

Vanguard Selected Value Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

================================================================================

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Selected Value Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

  Look for this "warning flag" symbol [ARTWORK OF A FLAG APPEARS HERE] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.

================================================================================

The Portfolio's Objective

The Portfolio seeks to provide long-term growth of capital and income. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.
Dividend income is not a main objective.

[ARTWORK OF A FLAG APPEARS HERE]

Because of the several types of risk described on the following pages, your investment in the Portfolio, as with any investment in common stocks, could lose money.

Who Should Invest

The Portfolio may be a suitable investment for you if:

[] You wish to add a stock fund that emphasizes undervalued, medium-sized companies to your existing holdings, which could include other stock--as well as bond and money market--investments.

[]  You are seeking growth of capital over the long term--at least five years.

[]  You characterize your investment temperament as "moderately aggressive."

    This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

[] The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard Funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

[] There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

[]  The Portfolio reserves the right to stop offering shares at any time.

Investment Strategy

This section explains how the investment adviser pursues the Portfolio's objective of long-term growth of capital. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.

Market Exposure

The Portfolio invests chiefly in mid-cap common stocks with low prices in relation to corporate earnings and book value.

[ARTWORK OF   The Portfolio is subject to market risk, which is the possibility
    FLAG      that stock prices overall will decline over short or even extended
APPEARS HERE] periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


-------------------------------------------------------------------------
                 U.S. Stock Market Returns (1926-1997)
-------------------------------------------------------------------------
                    1 Year        5 Years        10 Years        20 Years
-------------------------------------------------------------------------
Best                 53.9%         23.9%           20.1%           16.9%
Worst               -43.3         -12.5            -0.9             3.1
Average              13.0          10.5            10.9            10.9
-------------------------------------------------------------------------

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                             Costs and Market-Timing

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by closely monitoring daily transactions.

                                ----------------
                                PLAIN TALK ABOUT
                                ----------------

                               Large-Cap, Mid-Cap,
                              and Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           Portfolio Diversification

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

  Finally, the Selected Value Portfolio emphasizes stocks of medium-sized companies, but will also include stocks of small as well as large companies. At all times, however, the majority of the Portfolio's assets will be invested in medium-sized companies. Midand small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because the Selected Value Portfolio does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

[ARTWORK OF     The Portfolio is subject to objective risk, which is the
OF FLAG         possibility that returns from mid-cap stocks or value stocks
APPEARS HERE]   will trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative underperformance and outperformance in comparison to common stocks in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), adviser to the Portfolio, seeks out what it considers to be undervalued medium-sized companies through extensive research and meetings with company management. According to BHM&S, a company is considered undervalued if its earnings potential is not reflected in its stock's share price. These stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its share price reflects the company's underlying value.

  The top ten holdings (which amounted to about 45% of the Portfolio's net assets) as of October 31, 1997, follow:

   1. Canandaigua Brands, Inc.
   2. Silicon Valley Group, Inc.
   3. Mentor Graphics Corp.
   4. Raychem Corp.
   5. Valassis Communications, Inc.
   6. Ferro Corp.
   7. Kirby Corp.
   8. Atlas Air, Inc.
   9. Lear Corp.
  10. Vastar Resources, Inc.

  Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

  The Portfolio is run by BHM&S according to traditional methods of active investment management, which means securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[ARTWORK OF     The Portfolio is subject to manager risk, which is the
FLAG APPEARS    possibility that BHM&S may do a poor job of selecting stocks.
HERE]

Portfolio Turnover

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate is expected to be about 30%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)

Investment Policies

Besides investing in common stocks of medium-sized companies, the Portfolio may follow a number of investment policies to achieve its objective.

[ARTWORK OF     The Portfolio reserves the right to invest, to a limited extent,
FLAG APPEARS    in stock futures and options contracts, which are traditional
HERE]           types of derivatives. However, using derivatives is not a
                standard part of the adviser's approach to investing.

  Futures and options contracts are the only derivatives, if any, that the Portfolio will use. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets-- 5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

  The reasons for which the Portfolio may use futures and options are:

[] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                              Portfolio Turnover

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                  Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Past Performance

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

[] To reduce the Portfolio's transaction costs by buying futures instead of actual stocks.

[] To add value to the Portfolio by buying futures instead of actual stocks when futures are cheaper.

    The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

Investment Limitations

The Portfolio has adopted limitations on some of its investment policies. Some of these limitations are that the Portfolio will not:

[] Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

[]  Invest more than 25% of its assets in any one industry.

[] Borrow money, except for temporary or emergency purposes; the total of outstanding borrowings cannot exceed 10% of the value of the Portfolio's net assets.

    With respect to 75% of its assets, this Portfolio will not:

[]  Invest more than 5% in the securities of any one company.

[]  Buy more than 10% of the outstanding voting securities of any company.

    A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

Investment Performance

Vanguard Selected Value Portfolio invests primarily in common stocks, so its performance is somewhat correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                         For Periods Ended 10/31/1997
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                              1 Year    Since Portfolio's Inception (2/15/1996)
Selected Value Portfolio        30.9%                   17.6%
Russell Midcap Stock Index      28.8%                   21.5%

Share Price

The Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:
                        Total Assets - Liabilities
  Net Asset Value =   ------------------------------
                       Number of Shares Outstanding

  Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

  The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is SelValu.

Dividends, Capital Gains, and Taxes

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

  If your Vanguard Selected Value Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. You should consult your tax adviser about other tax consequences of an investment in the Portfolio.

The Portfolio and Vanguard

The Portfolio is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated


                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                               Vanguard's Unique
                               Corporate Structure

The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                           The Portfolio's Adviser

  Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory firm founded in 1979, manages more than $27 billion in stock and bond portfolios for a limited number of institutional clients. BHM&S has managed the majority of the assets for Vanguard/Windsor II since 1985. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Portfolio are:

  James S. McClure, Principal at BHM&S; has worked in investment management since 1974; B.A. and M.B.A., University of Texas. From 1990 through July 1995, he was senior portfolio manager of the Goldman Sachs Capital Growth Fund.

  John P. Harloe, Principal at BHM&S; has worked in investment management since 1975; B.A. and M.B.A., University of South Carolina. From 1986 through July 1995, he was equity portfolio manager at Sterling Capital Management.

  The two managers spent about ten years together collectively at American National Insurance Company (1976-1979), American Capital Management & Research (1979-1982), and Oppenheimer Management Corp., Inc. (1982-1986).

with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Portfolio's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

The Portfolio employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, as its investment adviser. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S manages the Portfolio subject to the control of the Directors and officers of the Portfolio.

  Each quarter, BHM&S is paid an advisory fee based on average month-end net assets of the Portfolio and a sliding percentage scale:

           -----------------------------------------------
           Assets Managed                        Basic Fee
           -----------------------------------------------
           First $100 million                      0.40%
           Next $200 million                       0.35
           Next $300 million                       0.25
           Next $400 million                       0.20
           Assets over $1 billion                  0.15
           -----------------------------------------------

  The base fee may be increased or decreased, depending on the Portfolio's 36-month cumulative total return performance compared to that of the Russell Midcap Index, a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States. Under the fee schedule, BHM&S's fee may be increased or decreased by as much as 50%.

  The incentive/penalty fee structure will not be in full operation until the quarter ending April 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

  For the fiscal year ended October 31, 1997, the net fee paid to BHM&S was $424,000, after a decrease of $93,000 based on performance.

  The agreement authorizes BHM&S to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs BHM&S to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, BHM&S may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Portfolio. However, BHM&S will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolio may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

    The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

General Information

The Selected Value Portfolio is a Portfolio of Vanguard Whitehall Funds, Inc., which is a corporation organized under the laws of the state of Maryland.

    Shareholders of the Selected Value Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Portfolio's shares request a meeting in writing.




"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

Investing with Vanguard

For Plan Participants

Vanguard Selected Value Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

[] If you have any questions about the Portfolio or Vanguard, including the Portfolio's investment objective, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

[] If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

Investment Options and Allocations

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

[] Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

[] Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

For Other Institutional Investors

If you have questions about Vanguard Selected Value Portfolio, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.

Transactions

Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).

    Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to:

[] Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

[] Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

[]  Take up to seven days to deliver your redemption proceeds.

[] Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.


Accessing Portfolio Information by Computer

Vanguard Online(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                            Keeping Your Prospectus

Reading this prospectus will help you to decide whether Vanguard Selected Value Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

Prospectus Postscript

This prospectus is designed to provide you with pertinent information about Vanguard Selected Value Portfolio, including its investment objective, risks, strategy, and expenses.

    It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

In Reading The Prospectus, Did You Learn:

[_] The Portfolio's objective? (page 4)

[_] The Portfolio's investment strategy? (page 5)

[_] Who should invest in the Portfolio? (page 4)

[_] The risks associated with the Portfolio? (pages 4-8)

[_] Whether the Portfolio is federally insured? (inside front cover)

[_] The Portfolio's expenses? (page 2)

[_] The background of the Portfolio's investment managers? (page 10)

A Simple Risk Quiz

A. I have been investing in stock and bond mutual funds (or in individual stocks or bonds) for . . .
   1. Less than a year
   2. 1-2 years
   3. 3-4 years
   4. 5-9 years
   5. 10 years or more

B. When it comes to investing in stock or bond mutual funds (or individual stocks or bonds), I would say I'm . . .
   1. A very inexperienced investor
   2. A somewhat inexperienced investor
   3. A somewhat experienced investor
   4. An experienced investor
   5. A very experienced investor

C. I am comfortable with investments that may lose money from time to time if they offer the potential for higher returns.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

D. I will keep an investment even if it loses 10% of its value over the course of a year.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

E. In addition to my long-term investments, I have emergency savings equal to ___ months of my take-home pay.
   1. Zero
   2. One
   3. Two
   4. Three
   5. Four or more

F. I find it easy to pay my monthly bills from my current pay.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

G. Overall, my personal financial situation is secure.
   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

                                About the Quiz

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                             How to Score the Quiz

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

[] If you scored between 0 and 25 points, you are considered a conservative investor.

[] If you scored between 26 and 32 points, you are considered a moderate investor.

[] If you scored between 33 and 35 points, you are considered an aggressive investor.

                               ----------------
                               PLAIN TALK ABOUT
                               ----------------

                                 Inflation and
                               Your Investments

No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                             Inflation's Effect on
                              Investment Returns
                                  (1926-1996)

                             [GRAPH APPEARS HERE]

Source: (C) Stocks, Bonds, Bills, and Inflation 1996 Yearbook(TM), Ibbotson Asso- ciates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.


An Investment Primer

Whether you are investing for the short or long term, keep these three points in mind:

1. Invest in all three of the major asset classes.

Most people use a combination of:

[] Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

[] Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

[] Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. Remember that safety has a price.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. Chances are good that you can afford to take more risk.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits, moneymarket instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Growth Stock Fund
A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

Investment Adviser
An organization that makes the day-to-day decisions regarding a portfolio's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Portfolio Diversification
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money that you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stock Fund
A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO OF THE VANGUARD GROUP APPEARS HERE]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482



For Participants in
Employer-Sponsored Plans

Participant Services
Center
1-800-523-1188
Text Telephone:
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For information on the
Vanguard funds in your plan,
Monday through Friday
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Eastern time

For Other Institutional
Investors
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For information on Vanguard
funds and services

Electronic Access to the
Vanguard Mutual Fund
Education and Information
Center
World Wide Web
www.vanguard.com

E-mail
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(C) 1998 Vanguard Marketing
Corporation, Distributor

                                    PART B

                        VANGUARD WHITEHALL FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 11, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 11, 1998). To obtain the Prospectus please call:

                       INVESTOR INFORMATION DEPARTMENT:
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................  B-1
Investment Policies........................................................  B-1
Investment Limitations.....................................................  B-5
Management of the Fund.....................................................  B-7
Investment Advisory Services............................................... B-10
Securities Transactions.................................................... B-12
Purchase of Shares......................................................... B-14
Redemption of Shares....................................................... B-14
The Share Price of the Fund................................................ B-14
Financial Statements....................................................... B-16
Comparative Indexes........................................................ B-17

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the Fund's Investment objectives and poli-cies set forth in the Prospectus.

PORTFOLIO TURNOVER

  While the rate of portfolio turnover is not a limiting factor when manage-ment deems changes appropriate, it is anticipated that the Selected Value Portfolio's annual portfolio turnover rate will not normally exceed 30%. A portfolio turnover rate of 33% would occur if one-third of the Portfolio's se-curities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and re-demptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

FUTURES CONTRACTS

  The Selected Value Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures con-tracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Com-modity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segre-gated at the Fund's custodian bank to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Selected Value Portfolio's margin deposits will be placed in a segregated account maintained by the Portfolio's custodian bank. A margin deposit is intended to assure completion of the contract (de-livery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are estab-lished by the futures exchange and may be changed. Brokers may establish de-posit requirements which are higher than the exchange minimums. Futures con-tracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Selected Value Portfolio will not use futures and options contracts for speculative purposes or as leveraged invest-ments that magnify the gains or losses of an investment.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Selected Value Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securi-ties.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Portfolio will not enter into futures contract transactions to the ex-tent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addi-tion, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would con-tinue to be required to make daily cash payments to maintain its required mar-gin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sus-tained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Futures and options are derivative instruments, in that their value is derived from the value of another security.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures con-tracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures con-tracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will in-correctly predict stock market and interest rate trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  Except for transactions the Selected Value Portfolio has identified as hedg-ing transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actu-ally realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of se-curities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for pur-poses of the 90% requirement.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

REPURCHASE AGREEMENTS

  The Selected Value Portfolio may invest in repurchase agreements with com-mercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying in-strument. In these transactions, the securities acquired by the Portfolio (in-cluding accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor the Port-folio's repurchase agreement transactions generally and will establish guide-lines and standards for review by the investment adviser of the creditworthi-ness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of the Portfolio's as-sets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days or other illiquid securities.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorga-nization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying secu-rity and may be deemed an unsecured creditor of the other party to the agree-ment. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

  The Selected Value Portfolio may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. The Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

               INVESTMENT IN SHORT-TERM FIXED INCOME SECURITIES

  Although it normally seeks to remain substantially invested in equity secu-rities, the Selected Value Portfolio may invest for temporary purposes in cer-tain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemp-tions, or to take a temporary defensive position against potential stock mar-ket declines. These securities include: obligations of the United States Gov-ernment and its agencies or instrumentalities; commercial paper, bank certifi-cates of deposit, and bankers' acceptances; and repurchase agreements collat-eralized by these securities.

                            INVESTMENT LIMITATIONS

  The following policies supplement the Selected Value Portfolio's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business prac-tices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as de-fined in the Investment Company Act of 1940) of the Portfolio. The Portfolio may not:

    1) Issue senior securities;

    2) Borrow money, except from banks (or through reverse repurchase agree-ments), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional invest-ments;

    3) With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

    4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

    5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);

    6) Make loans except (i) by purchasing bonds, debentures or similar obli-gations (including repurchase agreements, subject to the limitation de-scribed in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggre-gate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's net assets;

    7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

    8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or, en-gage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);

    9) Purchase or sell puts or calls, or combinations thereof except as pro-vided for in the prospectus; provided however, that a Portfolio may enter into futures contracts, options transactions or forward foreign currency exchange transactions as set forth below in (12);

    10) Purchase or sell real estate or real estate limited partnerships (al-though it may purchase securities secured by real estate interests or in-terests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

    11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisi-tion of assets approved by the Fund's shareholders or otherwise to the ex-tent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objec-tives and investment policies consistent with those of the Fund;

    12) Purchase or sell commodities or commodity contracts; provided, howev-er, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts, within these limitations, each portfolio may purchase put options as provided for in the prospectus. Additionally each Portfolio will invest no more than 20% of its assets in swap agreements;

    13) Invest in companies for the purpose of exercising control of manage-ment; and

    14) Invest more than 25% of its assets in any single industry.

  Notwithstanding these limitations, the Portfolio may own all or any portion of the securities of, make loans to, or contribute to the costs or other fi-nancial requirements of, any company which will be wholly owned by the Portfo-lio and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment compa-nies. (See "Management of the Fund.")

  In order to permit the sale of shares of the Portfolio in certain states, the Fund may make commitments more restrictive than the above described funda-mental or non-fundamental operating restrictions. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

  The above-mentioned investment limitations are considered at the time in-vestment securities are purchased.

                            MANAGEMENT OF THE FUND

THE VANGUARD GROUP

  The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and dis-tribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management personnel needed to pro-vide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Officers of the Fund and the Vanguard Funds are also Officers and em-ployees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures, restrictions and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's rela-tive net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At October 31, 1997, the Fund had contributed capital of $13,000 to Vanguard, representing 0.06% of Vanguard's capitalization.

DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and prin-cipal occupations during the past five years. As of October 31, 1997, the Di-rectors owned less than 1% of the Fund's outstanding shares. The mailing ad-dress of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929)            ALFRED M. RANKIN, JR.,
Senior Chairman and Director*             (DOB: 10/8/1941) Director
 Senior Chairman and Director of The       Chairman, President, Chief
 Vanguard Group, Inc. and of each of       Executive Officer, and Director of
 the investment companies in The           NACCO Industries, Inc.; Director of
 Vanguard Group; Director of The           The BFGoodrich Company, The
 Mead Corporation, General Accident        Standard Products Company, and The
 Insurance, and Chris-Craft                Reliance Electric Company.
 Industries, Inc.
                                           JOHN C. SAWHILL, (DOB: 6/12/1936)
JOHN J. BRENNAN, (DOB: 7/29/1954)          Director
Chairman, Chief Executive Officer           President and Chief Executive
and Director*                               Officer of The Nature Conservancy;
 Chairman, Chief Executive Officer          formerly, Director and Senior
 and Director of The Vanguard Group,        Partner of McKinsey & Co., and
 Inc. and of each of the investment         President of New York University;
 companies in The Vanguard Group.           Director of Pacific Gas and
                                            Electric Company, Procter & Gamble
ROBERT E. CAWTHORN, (DOB: 9/28/1935)        Company, and NACCO Industries.
Director
                                          JAMES O. WELCH, JR.,
 Chairman Emeritus and Director of        (DOB: 5/13/1931) Director
 Rhone-Poulenc Rorer, Inc.; Managing       Retired Chairman of Nabisco Brands,
 Director of Global Health Care            Inc.; retired Vice Chairman and
 Partners/DLJ Merchant Banking             Director of RJR Nabisco; Director
 Partners; Director of Sun Company,        of TECO Energy, Inc., and Kmart
 Inc., and Westinghouse Electric           Corporation
 Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER,               Director
(DOB: 10/11/1928) Director                 Chairman and Chief Executive
 Director of The Great Atlantic and        Officer of Rohm & Haas Company;
 Pacific Tea Company, IKON Office          Director of Cummins Engine Company,
 Solutions, Inc., Raytheon Company,        and the Mead Corporation; and
 Knight-Ridder, Inc., Massachusetts        Trustee of Vanderbilt University.
 Mutual Life Insurance Co., and
 Ladies Professional Golf                 RAYMOND J. KLAPINSKY,
 Association; and Trustee Emerita of      (DOB: 12/7/1938) Secretary*
 Wellesley College.

BRUCE K. MACLAURY, (DOB: 5/7/1931)         Managing Director and Secretary of
Director                                   The Vanguard Group, Inc.; Secretary
 President Emeritus of The Brookings       of each of the investment companies
 Institution; Director of American         in The Vanguard Group.
 Express Bank, Ltd., The St. Paul
 Companies, Inc., and National Steel
 Corporation.                             RICHARD F. HYLAND, (DOB: 3/22/1937)
                                          Treasurer*
BURTON G. MALKIEL, (DOB: 8/28/1932)        Treasurer of The Vanguard Group,
Director                                   Inc. and of each of the investment
                                           companies in The Vanguard Group.
 Chemical Bank Chairman's Professor
 of Economics, Princeton University;      KAREN E. WEST, (DOB: 9/13/1946)
 Director of Prudential Insurance         Controller*
 Co. of America, Amdahl Corporation,       Principal of The Vanguard Group,
 Baker Fentress & Co., The Jeffrey         Inc.; Controller of each of the
 Co., and Southern New England             investment companies in The
 Telecommunications Company.               Vanguard Group.
                                           --------
                                           *Officers of the Fund are "inter-
                                           ested persons" as defined in the
                                           Investment Company Act of 1940.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the year ended October 31, 1997, the Fund's share of Vanguard's actual net costs of op-eration relating to management and administrative services (including transfer agency) totaled approximately $441,000.

DISTRIBUTION

  Vanguard also provides all distribution and marketing services for the Van-guard Funds. The principal distribution expenses are for advertising, promo-tional materials and marketing personnel. Distribution services may also in-clude organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distri-bution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature are allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended October 31, 1997, the Fund paid approximately $31,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of 0.02% of the Fund's average net assets.

INVESTMENT ADVISORY SERVICES

  An experienced investment management staff employed directly by Vanguard also provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Van-guard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Van-guard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylva-nia Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, REIT Index Portfolio of Vanguard Specialized Portfolios, Total Interna-tional Portfolio of Vanguard STAR Fund, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as sev-eral indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund will pay each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is re-imbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended October 31, 1997, the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $3,082.

  Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligi-ble Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employ-ees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribu-tions on a 100% basis. The Fund's proportionate share of retirement contribu-tions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the year ended October 31, 1997 was approximately $90.

DIRECTORS' RETIREMENT FEES

  A Retirement Plan for Directors has been implemented to provide a fee to re-tired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors of the Fund, for the fiscal year ended October 31, 1997.

                        VANGUARD WHITEHALL FUNDS, INC.
                              COMPENSATION TABLE

                                                                       TOTAL
                                             PENSION OR             COMPENSATION
                                             RETIREMENT  ESTIMATED    FROM ALL
                                              BENEFITS     ANNUAL     VANGUARD
                                AGGREGATE    ACCRUED AS   BENEFITS   FUNDS PAID
                               COMPENSATION PART OF FUND    UPON         TO
NAMES OF DIRECTORS              FROM FUND     EXPENSES   RETIREMENT DIRECTORS(2)
------------------             ------------ ------------ ---------- ------------
John C. Bogle(1)..............      --          --            --          --
John J. Brennan(1)............      --          --            --          --
Barbara Barnes Hauptfuhrer....     $ 40         $ 6       $15,000     $70,000
Robert E. Cawthorn............     $ 40         $ 5       $13,000     $70,000
Bruce K. MacLaury.............     $ 45         $ 5       $12,000     $65,000
Burton G. Malkiel.............     $ 41         $ 4       $15,000     $70,000
Alfred M. Rankin, Jr. ........     $ 40         $ 3       $15,000     $70,000
John C. Sawhill...............     $ 40         $ 4       $15,000     $70,000
James O. Welch, Jr. ..........     $ 40         $ 5       $15,000     $70,000
J. Lawrence Wilson............     $ 40         $ 3       $15,000     $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  INVESTMENT ADVISORY AGREEMENT WITH BARROW, HANLEY, MEWHINNEY & STRAUSS. The Selected Value Portfolio is managed by Barrow, Hanley, Mewhinney & Strauss ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 under the terms of an agreement dated January 31, 1996. BHM&S is owned by United Asset Management, International Place, Boston, MA 02110.

  The investment philosophy of BHM&S is to use fundamental research to iden-tify undervalued stocks. Jim Clure and John Harloe have been designated as portfolio managers for the assets of Vanguard Selected Value Portfolio. They both have over 10 years experience.

  For the services to be rendered by BHM&S, the Fund shall pay to BHM&S at the end of each quarter a base advisory fee adjusted by an incentive/penalty per-formance adjustment reflecting the investment performance of the Portfolio relative to the return of the Russell Midcap Index. The Russell Midcap Index is prepared by Frank Russell Company (which is unaffiliated with the Fund or any of the Fund's affiliates) and is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The fees shall be calculated according to the following rules:

    a) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to BHM&S under this advisory agreement shall be the base advisory fee for the quarter plus the performance adjustment (which may be negative).

    b) BASE ADVISORY FEE FOR THE QUARTER. The base advisory fee for the quar-ter will be calculated by applying the following quarterly percentage rates to the average of month-end assets of the Portfolio for the quarter:

                                                                ANNUAL QUARTERLY
   NET ASSETS                                                    RATE    RATE
   ----------                                                   ------ ---------
   First $100 million.......................................... 0.40%   0.1000%
   Next $200 million........................................... 0.35%   0.0875%
   Next $300 million........................................... 0.25%   0.0625%
   Next $400 million........................................... 0.20%   0.0500%
   Over $1 billion............................................. 0.15%   0.0375%

    c) PERFORMANCE ADJUSTMENT. The performance adjustment will be calculated as follows:

      i) prior to March 1, 1997, the performance adjustment formula will not be operative.

      ii) beginning with the quarter ending April 30, 1997 and thereafter, the performance adjustment will be calculated for the relevant perfor-mance period. The performance period will be the 36 months preceding the quarter-end or the months that have elapsed between March 1, 1996 and the end of the quarter for which the fee is being computed, which-ever is shorter. A base fee for the performance period will be calcu-lated based on the average of month end assets during the performance period multiplied by the quarterly rates used in calculating the base advisory fee for the quarter. An incentive/penalty adjustment reflect-ing the investment performance of the Portfolio relative to the return of the Russell Midcap Index will be applied to the base fee for the performance period. The following table sets forth the calculation of the performance adjustment:

            CUMULATIVE 36-
          MONTH PERFORMANCE
     VS. THE RUSSELL MIDCAP INDEX               PERFORMANCE ADJUSTMENT
     ----------------------------       ---------------------------------------
      Less than -12%................... -0.50 X Base Fee for Performance Period
      Between -12% and -6%............. -0.25 X Base Fee for Performance Period
      Between -6% and +6%..............     0 X Base Fee for Performance Period
      Between +6% and +12%.............  0.25 X Base Fee for Performance Period
      More than +12%...................  0.50 X Base Fee for Performance Period

      Until the quarter ending April 30, 1999, the performance adjustment for BHM&S will be calculated according to the following transition rules:

      (ii-a) March 1, 1996 through April 30, 1999. Beginning with the quar-ter ending April 30, 1997, and until the quarter ending April 30, 1999, the Performance adjustment will be computed based upon a comparison of the investment performance of the Portfolio and that of the Russell Midcap Index over the number of months that have elapsed between March 1, 1996 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the Russell Midcap Index shall increase proportionately from 4.67% and 2.33%, respectively, for the fourteen months ending April 30, 1997, to 12% and 6%, for the thir-ty-six months ending April 30, 1999.

      (ii-b) After April 30, 1999. For the quarter ending July 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjust-ment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be twelve and six.

                  CALCULATING RELATIVE INVESTMENT PERFORMANCE

  The investment performance of the Portfolio for such period, expressed as a percentage of the net asset value per share of the Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Portfolio during such period; (ii) the value of the cash distri-butions per share of the Portfolio accumulated to the end of such period; and
(iii) the value of capital gains taxes per share paid or payable by the Port-folio on undistributed realized long-term capital gains accumulated to the end of such period.

  The investment record of the Russell Midcap Index will be calculated monthly by (i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Russell Midcap Index by its weighting in the Russell Midcap Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell Midcap Index will be the compounded monthly returns of the Russell Midcap Index.

  For the period February 15 to October 31, 1996, the Fund paid approximately $190,000 to BHM&S for investment advisory services. For the year ended October 31, 1997, the Fund paid $424,000 to BHM&S for investment advisory services.

  RELATED INFORMATION CONCERNING BHM&S. BHM&S, One McKinney Plaza, 3232 McKin-ney Avenue, 15th Floor, Dallas, Texas, 75204, is an independent, owner-managed investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. As of October 31, 1997, BHM&S provided investment ad-visory services to clients having assets with an approximate value of $27 bil-lion.

  The agreement will continue until January 30, 1998 and will be renewable thereafter, for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event con-tinuance shall be effected only if approved by the affirmative vote of a ma-jority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, BHM&S may continue to serve as in-vestment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be termi-nated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to BHM&S, or (2) by BHM&S upon ninety (90) days' written notice to the Fund.

                            SECURITIES TRANSACTIONS

  The investment advisory agreements with BHM&S authorizes the investment ad-viser (with the approval of the Fund's Board of Directors) to select the bro-kers or dealers that will execute the purchases and sales of securities for the Fund and directs each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. During the period February 15, 1996 to October 31, 1996 the Fund paid $161,469 in brokerage commissions; dur-ing the year ended October 31, 1997, the Fund paid $169,499 in the brokerage commissions.

  In placing portfolio transactions, the Selected Value Portfolio's investment adviser will use its best judgment to choose the broker most capable of pro-viding the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those in-stances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most fa-vorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Portfolio and/or the investment adviser. The investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to deter-mine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the investment adviser may cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another bro-ker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

  Currently, it is the Portfolio's policy that the investment adviser may at times pay higher commissions in recognition of brokerage services felt neces-sary for the achievement of better execution of certain securities transac-tions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities trans-actions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Portfolio that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Portfolio may place portfolio orders with qualified bro-ker-dealers who recommend the sale of shares of the Portfolio and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.

  Some securities considered for investment by the Portfolio may also be ap-propriate for the other Vanguard Portfolios and/or other clients served by the investment adviser. If purchase or sale of securities consistent with the in-vestment policies of a Portfolio, the other Vanguard Portfolios and/or one or more of these other clients are considered at or about the same time, transac-tions in such securities will be allocated among the Vanguard Portfolios and clients in a manner deemed equitable by the investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended October 31, 1997 was .65%. Yields are calculated daily and premiums and discounts on asset-backed ac-counts are not amortized. The average annual total return for the Selected Value Portfolio for the one year ended October 31, 1997, and since its incep-tion on February 15, 1996, was 30.92% and 17.58%, respectively.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent invest-ments as well as redemption fees for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Direc-tors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these se-curities to cash.

                          THE SHARE PRICE OF THE FUND

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open for trading.

  Fund securities for which market quotations are readily available (which in-clude those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to re-flect the fair market value of such securities.

  Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of a Fund's investment oc-cur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabili-ties initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stan-ley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

  The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended October 31, 1997, includ-ing the financial highlights for the period February 15, 1996 through October 31, 1996, appearing in the Vanguard Selected Value Portfolio 1997 Annual Re-port to Shareholders and the report thereon of Price Waterhouse LLP, indepen-dent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Sharehold-ers, which can be obtained without charge.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  The Fund may use one or more of the following unmanaged indices for compara-tive performance purposes:

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S/BARRA 600 VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S/BARRA 600 GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEX--consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is avail-able.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY INDEX--is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

  CAPITAL OPPORTUNITIES FUND STOCK INDEX--the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

  GLOBAL BALANCED INDEX--a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.

  MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX--an arithmetic, market val-ue-weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.

  SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX--a market capitalization-weighted index consisting of government bond markets of 14 countries.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

  LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

  RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

  RUSSELL 2000(R) VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

  RUSSELL MIDCAP(TM) INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

  Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon com-pounding of dividends on which it is presumed no Federal income tax applies.

  In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not iden-tical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to cal-culate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.